UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2004 (December 14, 2004)

SYMBION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

     On November 11, 2004, Symbion, Inc. (“Symbion”), through an indirect wholly-owned subsidiary, acquired a 50% membership interest in Surgery Center Partners, LLC, a Missouri limited liability company operating an ambulatory surgery center located in Kirkwood, Missouri (the “LLC”). In addition, Symbion acquired all of the outstanding capital stock of Dacot, Inc., a Missouri corporation that manages the surgery center operated by the LLC (“Dacot”). These transactions were reported in Symbion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004 (the “Initial Report”).

     After further evaluation of the financial statements of Symbion, the LLC and Dacot, Symbion has determined that it is not required to file the historical audited financial statements of the LLC and/or Dacot referred to under Item 9.01 of the Initial Report.

(b) Pro Forma Financial Information.

     After further evaluation of the financial statements of Symbion, the LLC and Dacot, Symbion has determined that it is not required to file the pro forma financial information related to its acquisition of the LLC and/or Dacot referred to under Item 9.01 of the Initial Report.

(c) Exhibits.

     99 Press Release, dated November 12, 2004 (Incorporated by reference to the exhibit filed with the Initial Report)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell
Kenneth C. Mitchell
Chief Financial Officer and Senior Vice President of Finance

Exhibit Index

Exhibit Number	Description
99	Press Release, dated November 12, 2004(a)

(a)	Incorporated by reference to the exhibit filed with Symbion’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004, File No. 000-50574.